                  Annual Report
                  for the year ended December 31, 1998

                  MMA Praxis
                  Mutual Funds

                  Intermediate Income Fund
                  Growth Fund
                  International Fund
[Logo of MMA]

                                                                        Message
                                                                           From
                                                                            The
                                                                      President





Dear MMA Praxis Shareholders:

Financial markets in review

1998 will be remembered in financial history as a very extraordinary year. Here are a few of the more memorable hallmarks of the year:

 . The S&P 500 composite registered a record fourth consecutive year of 20 percent plus returns with a total return of 28.72 percent for the year.

 . Performance of the S&P 500 Index, which is dominated by large capitalization stocks, was remarkably different from the rest of the market. The Wilshire 4500 Equity Index, representing stocks outside of the S&P 500, rose only
  8.63 percent for the year. Small stocks, as measured by the Russell 2000 Index, actually declined 2.53 percent.

 . Even within the S&P 500, there was an unusually wide gap between returns for growth and value stocks. The value stocks within the S&P 500 earned 14.66 percent, trailing by a remarkable 27.44 percentage points the 42.10 percent return of the growth component.

 . Interest rates declined significantly during the year, providing some support for stock prices and elevating prices for bonds. The yield on the benchmark 30-year U.S. Treasury Bond began the year at 6.15 percent, declined to a low of 4.72 percent in early October and then rebounded to end the year at 5.12 percent. For bonds, lower yields translated into higher prices, which boosted the total return for bonds this year.

 . The summer slump in stock prices sent broad market indexes lower by roughly
  20 percent, technically a "bear market", one of only four in the past 20 years. Analysts cited a number of reasons for investors' concerns, including a continuing slump in the emerging markets.

 . On the international front, many of Europe's stock markets outperformed even the S&P 500. However, markets in Asia and Latin America experienced big declines. Europe's strong performance came from continued economic growth, increased corporate restructuring and merger activity, and optimism about the long-term impact of the Euro, a common currency adopted January 1, 1999, by 11 European nations.

Growth Fund overview

MMA Praxis Growth Fund's 1998 total return was a disappointing 5.96 percent. This compared to gains of 28.7 percent for the S&P 500 Index, 16.98 percent for the Lipper Growth and Income Fund category and 21.75 percent for Morningstar's Large Cap blend category. This Morningstar category measures the average performance of mutual fund managers whose portfolios combine both growth and value stocks.

Clearly, we are not satisfied with the Growth Fund performance. No one feels this more acutely than the investment manager. Please read his comments beginning on page six for a thorough analysis of those factors that contributed to the fund's underperformance in 1998. Also provided is an assessment of the fund's current portfolio composition and the outlook for 1999.

In our opinion, a hallmark of an outstanding investment manager is the ability to maintain a well-defined investment philosophy that has proven to be successful over long periods of time. Even though it's difficult, such managers stick to their discipline pretty much through thick and thin. The things that change, often without rhyme or reason, are the fads and

                                                                        Message
                                                                           From
                                                                            The
                                                                    President--
                                                                      continued





fashions of the marketplace. (The frenzy driving internet stocks to stratospheric levels is a good example).

Experienced investment managers understand that from time to time the stock market will make them look a great deal smarter than they really are, and at other times a good bit dumber than they really are. Why is this? Because good investment managers are rational; the stock market is not.

The short-term vagaries--excessive swings in the sudden fads that occur in the stock market in the short run (e.g. internet stocks)--are primarily the product of a great many aggressive investors (both institutional and individual) all attempting to outperform the market on a month-to-month and quarter-to-quarter basis.

MMA Praxis fund management has resisted playing this game, and we are making long-term investment decisions consistent with our time proven, disciplined strategy. We believe that the vast majority of Growth Fund shareholders have invested in the fund to meet long-term financial planning goals. Thus, our objective is to generate long-term competitive returns while employing strategies to help manage investment risk. Although 1998 was clearly a disappointment, we remain confident that the market pendulum will eventually swing back through the median line of stock price rationality. It is at this point that several of the Growth Fund holdings will be rewarded with price appreciation.

Intermediate Income Fund overview

The Intermediate Income Fund generated respectable performance for its shareholders on both an absolute and relative basis in 1998. For the year, the Intermediate Income Fund produced a total return of 7.29 percent against a
8.69 percent return for its passive benchmark, the Lehman Aggregate Bond Index. Relative to its actively managed fund benchmarks, your fund also fared well. Lipper's Intermediate Investment Grade Bond Fund average was up 7.25 percent, while Morningstar's Intermediate Investment Grade Bond Fund bogey gained 7.37 percent.

Investors seeking to moderate the volatility of an all equity portfolio should consider the merits of allocating a portion of their investments to this fund. 1998 clearly illustrated that stocks and bonds do not always move together, and a diversified portfolio can help mitigate investment risk.

For a more in-depth analysis of the investment manager's strategies, please read pages four and five.

International Fund

The International Fund had a truly outstanding year in 1998. The fund returned
23.98 percent compared to its international benchmark represented by the Morgan Stanley Capital International Europe, Australia and Far East Index which gained 18.23 percent. Against its mutual fund peers, the fund also did very well, outperforming both the Lipper and Morningstar category averages by a wide margin. Lipper's Diversified International Fund category returned 12.69 percent and Morningstar's Foreign Stock average returned 12.26 percent.

This type of performance has not gone unnoticed. Accolades for this fund's short-term track record have come from a variety of sources including Business Ethics (September/October 1998 issue), The Boston Herald (September 3), The Wall Street Journal's mutual fund scoreboard (October 28, 1998), Mutual Funds magazine (December 1998), Kiplinger's

                                                                        Message
                                                                           From
                                                                            The
                                                                    President--
                                                                      continued





Personal Finance magazine (January 1999 issue) and USA Today's investment outlook section (December 17).

We are very pleased with the job Kathleen Harris and Tina Oechsle-Vasconcelles, the fund's portfolio managers, have done as sub-advisors and congratulate them on delivering such outstanding results for our shareholders. For an in-depth commentary on the international fund strategy, please see page eight.

Summary

In January 1999, the MMA Praxis family of mutual funds celebrated its fifth anniversary. Assets in the three funds now total over $210 million dollars representing investments from 18,791 shareholders.

The 1998 performance of the three MMA Praxis funds underscores the validity of asset allocation. A balanced portfolio of domestic equities, bonds, and international stocks--weighted in a manner consistent with an investor's risk tolerance and investment time horizon--would have performed well during the most recent year. Going forward, we continue to encourage our shareholders to work with their financial advisors to develop a well-diversified portfolio. A well-diversified portfolio can soften the inevitable, sudden, and often sharp moves in any single asset class.

Rest assured that your fund management team will continue to work hard to uncover those investment opportunities that will generate both financial and social returns. Values based investing is more than a fad at MMA--it is the foundation of good stewardship.

We count it a privilege to partner with you in helping reach your financial planning goals.

Thank you for your investment in MMA Praxis Mutual Funds.

Sincerely,
/s/ John L. Liechty
John L. Liechty, ChFC
President, MMA Praxis Mutual Funds

MMA Praxis Mutual Funds

MMA Praxis Intermediate Income Fund

A look back at our January 1998 calendars will remind us that the year began with a relatively flat interest rate environment. By the time all was said and done, rates had fallen and fixed-income securities had posted a year of widely divergent returns.

The Russian default in August seemed the catalyst for a panicked flight to safety which drove U.S. rates down sharply. Rates continued to fall until the Fed's fall easing of monetary policy. This action of lowering interest rates effectively ended the panic. As a result of ensuing calm, U.S. Treasury rates rose and ultimately leveled out.

Performance of corporate bonds and mortgage-backed securities was in clear contrast to the performance of Treasuries. While Treasury rates fell, pushing their prices higher, the rates on corporate and mortgage debt remained relatively unaffected. Safety was the battle cry of investors, and only Treasuries seemed to fill that perceived need. Corporate rates did not participate in the fall rate decline, nor did they participate in the end-of-year increase seen by Treasuries. Risk and reward were inversely correlated in 1998--a happening usually seen when the public becomes concerned about the state of the economy.

                           Intermediate Income Fund
                        Value of a $10,000 Investment

      Average Annual Total Return
                               Since Inception
   Date      1 Year     3 Year     (1/4/94)
 12/31/98     7.29%      5.68%       5.88%
 12/31/98**   3.29%      5.08%       5.72%

                                Lipper Intermediate
                               Investment Grade Bond
            CDSC    NO CDSC         Fund Index          Lehman Aggregate Index
  1/4/94   10,000   10,000            10,000                    10,000
12/31/94    9,590    9,590             9,621                     9,708
 6/30/95   10,680   10,680            10,632                    10,819
12/31/95   11,260   11,260            11,257                    11,501
 6/30/96   11,030   11,030            11,100                    11,361
12/31/96   11,510   11,510            11,621                    11,919
 6/30/97   11,760   11,760            11,950                    12,287
12/31/97   12,393   12,390            12,619                    13,068
 6/30/98   12,727   12,827            13,074                    13,583
12/31/98   13,196   13,296            13,590                    14,205

**Reflects Applicable Contingent Deferred Sales Charge

     Past performance is not indicative of future results. The investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than the original cost. CDSC reflects a deduction of a declining CDSC starting at 4.00 percent for the years illustrated.

     The Lehman Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investor's Service, Standard and Poor's(R) Corporation, or Fitch Investor's Service with at least one year to maturity. The Lipper Intermediate Investment Grade Bond Fund Index includes funds that invest at least 65% of its assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years. These indices are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. The total return set forth reflects a waiver of a portion of the fund's advisory or administrative fees. In such instances, and without waiver of fees, total return would have been lower.

MMA Praxis Intermediate Income Fund ended the year with a very respectable
7.29 percent* gain. Relevant benchmarks posted returns of 8.69 percent for the Lehman Aggregate Index and 7.25 percent for the Lipper Intermediate Investment Grade Bond Average.

MMA Praxis Mutual Funds

As Treasuries proved to be the year's best performing sector, our underperformance of the Lehman index is not surprising--especially given the index's 40 percent weighting toward Treasuries. Such performance disadvantage is the result of an adherence to our social investing platforms which preclude us from investing in U.S. Treasury securities. Over time corporate bonds and mortgage-backed securities, by virtue of their higher yields, do outperform Treasuries. We expect that norm to return. In fact, the yield differentials are currently so wide that virtually any scenario short of a depression should lead corporate and mortgage-backed securities to outperform Treasuries in 1999.

Higher risk investments--as seen in lower credit quality bonds--should translate into higher investment returns. Yet 1998 saw corporate bond returns inversely related to credit quality. The higher rated Aaa corporate bonds returned 10.22 percent while Baa bonds were up only 6.85 percent. As 16 percent of the fund is invested in Baa rated bonds, overall performance was negatively impacted.

As we enter 1999, the fund's credit quality remains a very strong Aa3 average rating. This rating is slightly lower than that of mid-1998 due to our shifting the portfolio away from government agencies toward more corporates. We believe that 1999 will provide an environment in which corporate bonds should do extremely well in comparison to government agencies.

In concert with our social investment perspective, we have focused attention on the government agency sector. These housing-related entities finance most of the housing stock in the U.S. As these securities played a key role in our 1998 results, these agencies also provide a basic need, housing, to the U.S. population. Our belief is that these securities offered very attractive returns relative to Treasuries, as well as offering a high degree of liquidity.

Also during the year, we added our first community development security, Freddie Mac T-011. This security represents a pool of low income mortgage loans from Pennsylvania, Maryland and Delaware. At the heart of community development investing (CDI) lies the conviction that all people should have access to basic economic opportunities. The addition of this Freddie Mac security to our portfolio allows us to address that conviction in a prudent manner, suitable for this portfolio.

As of year end, the fund's duration stood at 4.89 versus 4.50 as seen in the Lehman Aggregate Index. We have reduced this from earlier measures and will take the opportunity to lower it more during possible rallies.

Early 1999 should keep rates in a fairly tight trading range. We believe, that the current 10-year U.S. Treasury note should trade between 4.60 percent and
5.10 percent. We think it will take another consumer flight to safety to push the rate below the 4.50 percent level.

Delmar King, Investment Manager
MMA Praxis Intermediate Income Fund
-------
* This return does not reflect the fund's contingent deferred sales charge. Had the maximum 4.00 percent CDSC been applied, the return would have been
  3.29 percent.

MMA Praxis Mutual Funds

MMA Praxis Growth Fund

Performance of the MMA Praxis Growth Fund was disappointing in 1998. For most of last year, the portfolio mix was significantly underweighted in the highflying, overpriced large capitalization stocks. At the same time, the portfolio was overweighted in cyclical stocks. Most of the portfolio was made up of mid to large companies but lacked the giant companies with market capitalizations of $50 billion or more.

On average, companies with market capitalizations of greater than $20 billion averaged a return of almost 26 percent, while companies with $5 billion to $20 billion of market capitalization only gained on average 6 percent. The latter group is the cap size of most of the companies being held in the MMA Praxis Growth Fund. On a market weighted basis, the Growth Fund had averaged approximately $20 billion in market cap size for the year.

                                 Growth Fund
                       Value of a $10,000 Investment

      Average Annual Total Return
                               Since Inception
   Date      1 Year     3 Year     (1/4/94)
 12/31/98     5.96%      16.61%      16.26%
 12/31/98**   2.07%      16.12%      16.15%

           NO CDSC   CDSC       S&P 500     Domini 400
 1/4/94    10,000   10,000       10,000      10,000
12/31/94   10,026   10,026       10,132      10,018
 6/30/95   11,968   11,968       12,181      12,140
12/31/95   13,367   13,367       13,940      13,845
 6/30/96   14,025   14,025       15,349      15,238
12/31/96   15,488   15,488       17,141      17,125
 6/30/97   17,992   17,992       20,675      20,864
12/31/97   20,010   19,803       22,859      23,680
 6/30/98   21,118   21,018       26,908      30,335
12/31/98   21,102   21,202       29,392      31,853

**Reflects Applicable Contingent Deferred Sales Charge

     Past performance is not indicative of future results. The investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost. CDSC reflects a deduction of a declining CDSC starting at 4.00 percent for the years illustrated.

     The S&P 500 Index and the Domini 400 Social Index are unmanaged indexes, generally representative of the stock market and the socially responsible investment market, respectively. These indices are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. The total return set forth reflects a waiver of a portion of the fund's advisory or administrative fees. In such instances, and without waiver of fees, total return would have been lower.

The 1998 performance is not the kind of performance that investors have come to expect from value funds which have long been viewed as offering higher returns with lower risk. Academic studies back up the point that traditionally bargain-priced stocks usually fall less than the overall market in downturns. However, this past downturn was an exception with extreme divergences in return, both by cap size and style. In John Liechty's Message from the President, he pointed out that the S&P 500 Barra* value stocks underperform the S&P Barra* growth stocks by 27.44 percent. The Growth Fund was hurt by this style factor. Our traditional value strategy of avoiding high-priced stocks failed to protect the fund during this last sell-off and did not show signs of recovering in the ensuing months of the market recovery. Instead, what seemed to be safer holdings ended up suffering more than the high P/E stocks.

Because our style is to buy stocks that represent value for an achievable and acceptable long-term growth rate, we have tended to gravitate to cyclical and financial services stocks, as well as companies in the energy industries. Over

MMA Praxis Mutual Funds
the past year-and-one-half, this move proved fatal. Throughout the declines, cheap stocks became even cheaper as investors moved more and more money toward the large liquid household names. In particular, the energy sector hurt the return by significant amounts. As oil prices declined, one would assume capital spending would be cut--which it has. However, the stock prices declined by greater magnitudes than the cut backs in oil production spending. Stock prices for a number of these oil service companies are at historically low levels, and in our opinion, did not reflect the long-term value of these entities.

Change in strategy

During the recovery stage of last year's market correction, we began shifting more of the portfolio towards growth oriented stocks, recognizing momentum and investor sentiment could likely drive prices higher. We wanted to have a greater exposure to the communications and technology sectors of the market. For this reason, stocks such as Texas Instrument, Sun Microsystems, MCI Worldcom, AT&T, Tellabs, Applied Materials, and Compaq Computer were added to the portfolio.

At a first glance, these stocks do not meet the stringent fundamentals of value-oriented investing. We recognized that the liquidity issue will continue for a while longer. In other words, until investors are willing to put money into mid and small-cap stocks, money will continue to gravitate to these types of names as portfolio managers index or quasi-index their portfolios. It is no surprise that these types of names helped our performance in the fourth quarter and that we want to own these companies going forward. However, it should be pointed out that we have not abandoned our style preference. The five largest holdings in the fund reflect our value discipline, and we will quickly move additional assets back to the mid to large-cap value side of the portfolio. The five largest holdings are as follows: Boston Scientific, 3.5 percent; Xerox Corp., 3.3 percent; U.S. Filter, 3.2 percent; Hewlett Packard,
3.1 percent; and First Data Corp, 2.6 percent.

A lot happened in 1998 that should have sent the investment markets into a tailspin: an impeachment in Washington, war in Iraq and an Asian financial crisis. Yet the markets, driven and sustained by a handful of the largest stocks, paused but momentarily, then continued to march forward. Though we would not predict a fourth straight 20 percent plus year for the S&P 500, we do foresee another positive year of growth for equities. Whatever unknowns may lie ahead, we plan to maintain our commitment to managing your money in the value-oriented style you have come to expect. In spite of a tough 1998, we feel strongly about the long-term benefits of this style of stock management. We appreciate the opportunity to put this conviction to work for you.

Keith Yoder, CFA
Investment Manager
MMA Praxis Growth Fund
-------
* The S&P Barra Value Index and the S&P Barra Growth Index are unmanaged indices widely recognized as proxies for performance of value stocks and growth stocks, respectively. Investors cannot invest directly into these indices.

MMA Praxis Mutual Funds

MMA Praxis International Fund


The MMA Praxis International Fund outperformed its benchmark in 1998. It was up 23.98 percent* compared to the Morgan Stanley Capital International (MSCI) EAFE Index which was up 20.0 percent (in U.S. dollar terms, net dividends reinvested). Performance was positively impacted by our overweight positions in continental European markets like France, Italy, and Spain. The portfolio also benefitted from being underweight in hard hit Asian markets like Japan, Hong Kong, Singapore, and Malaysia. Stock selection, especially in Europe, added significant value to performance.

                              International Fund
                        Value of a $10,000 Investment

      Average Annual Total Return
                         Since Inception
   Date      1 Year         (4/1/97)
 12/31/98     23.98%         17.14%
 12/31/98**   19.98%         15.10%

             CDSC    NO CDSC    MSCI EAFE
  1/4/97     10,000    10,000     10,000
 6/30/97     11,501    11,501     11,298
12/31/97     10,640    10,640     10,340
 6/31/97     12,784    13,184     11,987
12/31/98     12,791    13,191     12,426

**Reflects Applicable Contingent Deferred Sales Charge

     Past performance is not indicative of future results. The investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than the original cost. CDSC reflects a deduction of a declining CDSC starting at 4.00 percent for the years illustrated.

     The MSCI EAFE Index is an unmanaged index, generally representative of international stocks. This index is for illustrative purposes only an does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. The total return set forth reflects a waiver of a portion of the fund's advisory or administrative fees. In such instances, and without waiver of fees, the total return would have been lower.

     International investing involves increased risk and volatility.

During 1998, the MSCI Europe Index was up 28.5 percent (in U.S. dollar terms), significantly outperforming the MSCI Pacific Index which was up only 2.4 percent. The fallout from Asia's economic crisis continued to impact returns and volatility in worldwide markets through the year. The first half of the year was dominated by continental European markets rallying as interest rates converged ahead of EMU and as it was perceived to be the least impacted by the Asian contagion. Asian markets, on the other hand, saw continued selling pressure as investors realized that economic recovery was still quite far away. During the second half of the year, market turmoil was not just isolated to Asia; European markets had been cautiously optimistic that the Asian crisis would have a limited impact on profitability and growth. However, concerns began building during the third quarter when first half results revealed some negative surprises, both in Europe and in the U.S. In August, Russia's default and the ruble collapse reinforced that emerging market problems were not localized in southwest Asia. Pressure increased on eastern European

MMA Praxis Mutual Funds
markets and Brazil, effectively eliminating the possibility that some economies would be relatively unaffected by emerging markets turmoil. Expectations for global economic growth and corporate earnings were pared-back across most markets. Equity markets corrected and were down on average 14.5 percent for the third quarter. During the fourth quarter, markets experienced a strong rebound from their September/October lows. Markets started to discount a more positive scenario when it became evident that the Fed would do what was necessary to prevent a financial crisis. Markets welcomed this aggressive stance in monetary policy by the Fed, which was followed with similar actions by central banks around the world. The Asian markets in particular rallied strongly as their currencies strengthened, allowing interest rates to fall further. Bank and property stocks, both of which are large components of the Asian indices, bounced in every Asian market on the view that we have seen the worst and that policy action would be positive. In Japan, fiscal policy was the tool used to stimulate the economy. This came in the form of an enormous banking reform package worth $500 billion and an additional stimulus package composed of tax cuts and public works spending worth $150 billion. Taken together, these policy adjustments are a very positive development for equity markets. The Asian markets were significantly oversold and therefore, had the greatest bounce during this period. The emerging markets also rallied. The MSCI Emerging Markets Index was up 17.4 percent (in U.S. dollar terms), in the fourth quarter. However, for the full year, this same index was down 25.4 percent.

Exceptional stock selection was one of the major contributions to strong outperformance during the year. The portfolio was positioned in stocks and industries that were defensive in nature, with a high degree of earnings visibility. Given our view for a continuation of the current environment of high systematic risk, we focused our stock selection on cash-rich companies that we believe have the financial flexibility to weather a slowdown in activity or a credit crunch, and still have the ability to exercise strategic options for the long term. Our holdings were concentrated in industries such as telecommunications, healthcare, broadcast media, retail, food, and regional banks. Some of the portfolio's biggest holdings had strong performance for the year: Unicredito, the Italian regional bank, up 79.6 percent in local currency terms; Mediaset, one of Italy's leading commercial TV groups, up 54.2 percent; Argentaria, one of Spain's leading banks with no exposure to Latin America, up
58.6 percent; Railtrack, an operator of the majority of the UK's rail infrastructure, up 62.5 percent; and KPN, the Dutch telecom company already facing a completely deregulated market, up 88.7 percent.

Outlook

Looking forward, we expect the severe global economic headwinds to persist through much of 1999. Leading economic indicators continue to point to low growth and little or no inflation around the world. As a result, we expect to see further fiscal and monetary policy adjustments in the coming months. If this does indeed take place, we believe that 1999 will prove to be a year of transition toward more robust economic conditions in the year 2000. This assumes that reflationary policies will perpetuate growth where it currently exists and stabilize those countries that have sunk into recession and, in some cases, depression. The latter, alone, would add meaningfully to global growth. Low growth, reflationary policies, and eventual economic improvement have historically proven supportive for equity markets, notwithstanding the challenging near term operating conditions that corporations face. Therefore, in terms of our investment strategy, we believe that what has been working over the last year is likely to continue to work, at least for the time being. In the current challenging economic environment, growth should be rewarded. The dilemma is that those countries and companies that are doing well are increasingly either fully or even richly priced; those that have stumbled and are out of favor have become cheap, but it is highly uncertain as to when these losers will get back on track. As a result, we believe that it will be more rewarding to stay with the winners for the time being. As we gain more conviction that reflation is having a positive impact on economic growth, we are likely to shift the portfolio's composition to those countries, industries and stocks that are cheap but not broken. Currently, the

MMA Praxis Mutual Funds
portfolio continues to overweight Europe and underweight Asia. Our exposure to the emerging markets is quite small given the continued volatility expected and high equity risk premium.

Martina Oechsle
Oechsle International Advisors
-------
* This does not reflect the contingent deferred sales charge. Had the maximum CDSC of 4.00 percent been applied, the return would have been 19.98 percent.

MMA Praxis Mutual Funds

MMA Praxis Socially Responsible Investing Update

1998 was a full and productive year in terms of the MMA Praxis Funds' activities around socially responsible investing (SRI). We continued to address key structures, policies, and procedures that are at the heart of our efforts to move our SRI commitments to a new level. At the same time, we also got our feet dirty staying involved in the daily grind of work and engagement that is our hallmark as we live out our values every day.

CDI: The vision becomes reality

This past summer, we reported that the funds' investment adviser MMA Capital Management had begun shaping the vision for a program in community development investing (CDI), the proverbial "third leg" of SRI's three-legged stool. I am pleased to report that this vision is quickly becoming a reality. In December 1998, MMA formalized the creation of the MMA Community Development Investing Program. This program is a multifaceted effort to channel a small portion of MMA assets into "high social impact" investments such as low-income housing funds, neighborhood redevelopment projects, and micro-enterprise programs. MMA's new CDI program is direct and powerful evidence of the commitment we share with our shareholders to work to improve lives in communities throughout the United States and around the world. We anticipate MMA Praxis' involvement in this program sometime this year. Watch for future reports on MMA's Community Development Investing Program and the ways your Praxis investments are sharing hope and opportunity with others.

Deepening our SRI approach

Following our work in 1998 to more clearly understand why we--as an organization and a gathering of concerned investors--are involved in socially responsible investing, we began revisiting and revising the fundamental guidelines that determine how we live out these convictions. Last fall, our efforts culminated in the creation and articulation of the concept of stewardship investing, which sees investment decisions as a natural venue for the application of the value systems that are present and active in our lives every day. As such, Stewardship Investing strives to embody a balanced and rationale philosophy of responsible investment selection according to the values that we hold most sacred--financial productivity included.

At the heart of our guideline revision process is the conviction that stewardship investing is best represented by a positive screening or investment selection process. Many SRI funds, MMA Praxis included, currently rely on the use of negative screens to guide their investment selections. These screens attempt to establish thresholds for corporate behavior in areas deemed harmful to society or shareholder interests. While the monitoring of corporate activity in areas such as gambling, military contracting, alcohol production, and environmental abuse is important, we believe negative screening alone too easily focuses on artificial minimum standards.

It is our belief that stewardship investing requires an investment-selection process focused on positive corporate behavior and those companies that are functionally and deliberately impacting the world, its communities and environment, for the better. We want MMA Praxis investments to be characterized by the values that are espoused by our shareholders and by MMA's Anabaptist/Christian religious tradition: equity, productivity, shared opportunity, and corporate/human responsibility. To this end, MMA and MMA Praxis Mutual Funds will be sponsoring a major conference of academics, theologians, and business practitioners to help identify the positive core business values around which MMA investments will be made in the years ahead. Look for a complete report of our social investment guideline revision efforts in our 2000 MMA Praxis annual report.

Stewardship investing in action

In addition to the larger, systematic efforts we have been engaged in for the past 12 months, we have also tried to remain involved in more routine activities of socially responsible investing. One event of note was our participation in

MMA Praxis Mutual Funds
successful negotiations with Emerson Electric Co. (EMR) regarding their compliance with provisions of the MacBride Principles for Northern Ireland. The MacBride Principles call upon companies involved in Northern Ireland (and Emerson is one of the U.S.'s largest employers there) to enact hiring and workplace policies that support equal opportunity and offer protection from religious discrimination and abuse. While the agreement was hard-won, we believe that raising these issues with an important employer like Emerson can directly contribute to the opportunities for peace and stability in this troubled region of the world. We also continued our long-running dialogue with Johnson & Johnson (JNJ) regarding the need for a "living-wage" standard in their maquiladora facilities in Northern Mexico. While there are small signs of movement, the living-wage barrier is a tough one to break. We believe strongly in J & J's core values and feel that our ongoing dialogue may yet yield positive results.

In the global arena, MMA Praxis Mutual Funds, in partnership with our international sub-advisor, Oechsle International, hosted a ground-breaking gathering of major players in international SRI. At this December meeting, representatives from industry organizations, mutual fund companies, SRI service providers, institutional investors, and others met to discuss the challenges faced by socially concerned investors in the international marketplace. The focus was on identifying possible collaborative solutions that could move the entire international SRI industry forward. While nothing official was agreed to, the group plans to meet again in the first half of 1999. Said Steve Lydenberg, of the SRI research firm Kinder, Lydenberg & Domini, "This was an important gathering. One that was long overdue."

MMA has also recently entered a proxy monitoring, voting, and research agreement with Proxy Monitor of New York, N.Y. The increased access to timely information and ease of voting this new arrangement provides should aid us fully in using our voice as shareholders in U.S. and foreign companies. We hope to provide proxy voting reports to our MMA Praxis shareholders in the near future-just one more way MMA is living out our stewardship investing convictions.

Finding the bottom line

In the wider financial industry, the "bottom line" is the goal and even responsibility of a publicly held company. The social investment industry often speaks of a second-or social-bottom line that takes into account the interests of all stakeholders (including the environment) and seeks to curb the excesses or abuses that single-minded pursuit of financial profit might entail. As you might expect, the interests and advocates of these two objectives are frequently--and loudly--in conflict. The challenge to all socially concerned investors is to answer for themselves: "just what is my bottom line?"

Several weeks ago, I was a participant in an event that brought the conflict of these competing bottom-line interests into stark detail. On January 13, 1999, I was invited to attend a White House briefing and discussion surrounding a recently announced (and quite controversial) agreement by the Apparel Industry Partnership (AIP), a Presidential initiative aimed at ending corporate sweatshop abuses around the world. The AIP agreement is historic in that it brought together apparel and footwear manufacturers, labor union representatives, human rights groups, and religious organizations to help formulate a possible market-based solution to the problem of sweatshops. The agreement presented had been brought about by a two-year long process fraught with controversy and conflict. In fact, several founding partners of the AIP refused to endorse the agreement, claiming it was too flawed to have real and lasting impact for workers.

The crux of the AIP agreement was the establishment of a Fair Labor Association, jointly controlled by corporations and non-governmental organizations. This new association would monitor company compliance with an agreed-upon code of conduct for production facilities around the world, produce compliance reports for the public, and issue a "service mark" to certified companies indicating their involvement/compliance with Fair Labor Association guidelines. While there have been many points of criticism to this plan, perhaps the most important has been the absence of a

MMA Praxis Mutual Funds
commitment to researching and providing workers a "living wage." We define such a wage as an income level that allows workers to provide for the food, shelter, health and safety needs of his/her family plus a little money for savings. The companies counter that a "living wage" would raise the bar too far, too fast and inhibit broad-based company participation and other workplace improvements.

So what is our response? At MMA, the bottom line must include more than increased profits provided by a rush-to-the-bottom wage competition in underdeveloped countries. For us, the issue of a living wage is very important. In our minds, the concept of faithful and holistic stewardship is not fulfilled when the sale of cheap athletic shoes and discount polo shirts creates significant corporate profits at the expense of malnourished children and impoverished, unhealthy communities. At the same time, we are mindful of the challenges and complexities of the largely ungoverned global marketplace where a responsible manufacturer can literally be priced out of existence. We support the market-based approach of the AIP agreement as it seeks to reward companies for choosing to take a higher road. We are concerned about the credibility of the agreement and its structures, and encourage groups like the Interfaith Center and union bodies to rejoin this effort while maintaining their concerns about its content and implementation. Finally, we encourage the AIP to re-integrate the living wage concern into the association agreement. We believe it is more than commitment that people of good conscience should expectit is one that our global neighbors deserve.

Mark A. Regier
SRI Research and Advocacy Coordinator
MMA Praxis Mutual Funds

                               Table of Contents

                       Report of Independent Accountants
                                    Page 15

                      Statements of Assets and Liabilities
                                    Page 16

                            Statements of Operations
                                    Page 17

                      Statements of Changes in Net Assets
                                    Page 18

                       Schedules of Portfolio Investments
                                    Page 19

                         Notes to Financial Statements
                                    Page 27

                              Financial Highlights
                                    Page 33

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Trustees of
 The MMA Praxis Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of MMA Praxis Intermediate Income Fund, MMA Praxis Growth Fund and MMA Praxis International Fund (constituting MMA Praxis Mutual Funds, hereafter referred to as the "the Funds") at December 31, 1998, the results of each of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                               PricewaterhouseCoopers LLP

Columbus, Ohio
February 11, 1999

MMA PRAXIS MUTUAL FUNDS

                      Statements of Assets and Liabilities
                               December 31, 1998

                                          Intermediate
                                             Income        Growth     International
                                              Fund          Fund          Fund
                                          ------------  ------------  -------------
ASSETS:
Investments, at value (Cost $41,331,487,
 $123,652,350 and
 $25,338,694, respectively).............  $42,470,985   $136,898,394   $31,242,290
Cash....................................           --         58,600            --
Foreign currency, at value (Cost $0, 0
and 48,261 respectively)................           --             --        37,991
Interest and dividends receivable.......      595,852        169,640         9,271
Receivable for capital shares issued....           --            500            --
Receivable for investments sold.........           --             --        49,926
Tax reclaim receivable..................           --             --        38,567
Deferred organizational costs...........           --             --        12,712
Prepaid expenses and other assets.......       11,042         38,410        13,621
                                          -----------   ------------   -----------
    Total Assets........................   43,077,879    137,165,544    31,404,378
                                          -----------   ------------   -----------
LIABILITIES:
Payable for investments purchased.......      502,422             --            --
Payable for capital shares redeemed.....           --            307         1,091
Cash overdraft..........................      143,083             --        71,334
Net unrealized loss from foreign
currency contracts......................           --             --       118,545
Accrued expenses and other payables:
  Investment advisory fees..............       16,168         81,344        22,978
  Administration fees...................          691          1,490           548
  Distribution and shareholder service
   fees.................................        2,500         44,995         2,716
  Legal and audit fees..................       12,358         35,210         8,183
  Custodian and accounting fees.........        3,738          1,094         8,045
  Printing..............................        8,093         23,767         6,029
  Other.................................        1,191          1,211         1,916
                                          -----------   ------------   -----------
    Total Liabilities...................      690,244        189,418       241,385
                                          -----------   ------------   -----------
NET ASSETS:
Capital stock, at par value.............       41,677         89,570        23,879
Additional paid-in-capital..............   41,178,542    120,702,306    27,037,807
Accumulated undistributed (distributions
 in excess) of net investment income....         (848)          (331)     (338,564)
Accumulated undistributed net realized
 gains (losses)
 from investments and foreign currency
 transactions...........................       28,766      2,938,537    (1,337,585)
Net unrealized appreciation
 (depreciation) from investments
 and translation of assets and
 liabilities in foreign currencies......    1,139,498     13,246,044     5,777,456
                                          -----------   ------------   -----------
    Net Assets..........................  $42,387,635   $136,976,126   $31,162,993
                                          ===========   ============   ===========
Outstanding shares (unlimited number of
 shares
 authorized with $0.01 par value).......    4,167,686      8,957,043     2,387,910
                                          ===========   ============   ===========
Net asset value--offering price per
share*..................................  $     10.17   $      15.29   $     13.05
                                          ===========   ============   ===========

---------
* Redemption price per share varies based on length of time shares are held (Note 4).

                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                            Statements of Operations
                      For the year ended December 31, 1998

                                         Intermediate
                                            Income      Growth     International
                                             Fund        Fund          Fund
                                         ------------ -----------  -------------
INVESTMENT INCOME:
Interest income........................   $2,439,983  $   511,306   $    39,392
Dividend income........................           --    1,526,785       382,887
Foreign tax withholding................           --           --       (14,827)
                                          ----------  -----------   -----------
  Total Income.........................    2,439,983    2,038,091       407,452
                                          ----------  -----------   -----------
EXPENSES:
Investment advisory fees...............      188,733      902,315       220,117
Administration fees....................       56,496      122,573        50,000
Distribution & shareholder service
fees...................................      471,832    1,525,299       305,717
Custodian and accounting fees..........       48,434       50,947        82,699
Legal and audit fees...................       22,727       74,080        11,542
Organizational costs...................        6,490        6,568         4,777
Trustees' fees and expenses............        6,978       18,991         3,707
Transfer agent fees....................       71,070      302,098        69,000
Registration and filing fees...........        9,640       25,584        16,722
Printing costs.........................        7,081       37,187        12,494
Other..................................        6,414       16,901         1,887
                                          ----------  -----------   -----------
  Total expenses before reimbursement
   from
   investment adviser and voluntary
   reductions..........................      895,895    3,082,543       778,662
  Expenses voluntarily reduced.........     (478,221)  (1,012,637)     (292,608)
  Expenses paid by third parties.......       (4,020)      (6,949)           --
                                          ----------  -----------   -----------
  Total Expenses.......................      413,654    2,062,957       486,054
                                          ----------  -----------   -----------
Net Investment Income..................    2,026,329      (24,866)      (78,602)
                                          ----------  -----------   -----------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
INVESTMENTS:
Net realized gains (losses) from
investment transactions................      363,895   11,456,000    (1,122,800)
Net realized gains (losses) from
foreign currency transactions..........           --           --        33,141
Net change in unrealized appreciation
 (depreciation) from
 investment transactions...............      243,295   (5,004,409)    6,074,013
Net change in unrealized appreciation
 (depreciation) from translation of
 assets and liabilities in foreign
 currencies ...........................           --           --      (193,790)
                                          ----------  -----------   -----------
Net realized/unrealized gains (losses)
 from investments
 and foreign currencies................      607,190    6,451,591     4,790,564
                                          ----------  -----------   -----------
Change in net assets resulting from
operations.............................   $2,633,519  $ 6,426,725   $ 4,711,962
                                          ==========  ===========   ===========

                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                      Statements of Changes in Net Assets

                              Intermediate Income               Growth                   International
                                     Fund                        Fund                         Fund
                           --------------------------  --------------------------  ---------------------------
                               Year          Year          Year          Year          Year      April 1, 1997
                              Ended         Ended         Ended         Ended         Ended         Through
                           December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                               1998          1997          1998          1997          1998        1997 (a)
                           ------------  ------------  ------------  ------------  ------------  -------------
From Investment
Activities:
Operations:
 Net investment income
 (loss)..................  $ 2,026,329   $ 1,708,663   $    (24,866) $    185,414  $   (78,602)   $   (84,253)
 Net realized gains
  (losses) from
  investment transac-
  tions..................      363,895         9,746     11,456,000    11,233,412   (1,122,800)      (165,439)
 Net realized gains
  (losses) from
  foreign currency trans-
  actions................           --            --             --            --       33,141         13,493
 Net change in unrealized
  appreciation
  (depreciation) from
  investment
  transactions...........      243,295       543,936     (5,004,409)    9,436,871    6,074,013       (170,417)
 Net change in unrealized
  appreciation
  (depreciation) from
  foreign currency
  transactions...........           --            --             --            --     (193,790)        67,649
                           -----------   -----------   ------------  ------------  -----------    -----------
Change in net assets
 resulting from
 operations..............    2,633,519     2,262,345      6,426,725    20,855,697    4,711,962       (338,967)
                           -----------   -----------   ------------  ------------  -----------    -----------
Distributions to
Shareholders:
 From net investment
 income..................   (2,026,329)   (1,708,376)            --      (195,657)          --             --
 In excess of net
  investment income......         (871)       (6,900)        (5,594)           --     (229,547)          (691)
 From net realized gains
  from
  investment transactions.     (50,583)           --    (10,523,193)  (10,157,638)          --             --
 In excess of net
  realized gains from
  investment
  transactions...........           --            --             --            --      (18,574)       (30,081)
                           -----------   -----------   ------------  ------------  -----------    -----------
Change in net assets from
 distributions to
 shareholders............   (2,077,783)   (1,715,276)   (10,528,787)  (10,353,295)    (248,121)       (30,772)
                           -----------   -----------   ------------  ------------  -----------    -----------
Capital Transactions:
 Proceeds from shares
 issued..................    9,897,569     7,168,209     37,346,093    31,880,957   10,642,995     17,740,485
 Dividends reinvested....    1,065,580       713,683     10,073,822     9,613,901      100,821         24,278
 Cost of shares redeemed.   (2,470,626)   (2,657,593)   (10,651,224)   (6,594,492)  (1,290,098)      (149,590)
                           -----------   -----------   ------------  ------------  -----------    -----------
Change in net assets from
 capital transactions....    8,492,523     5,224,299     36,768,691    34,900,366    9,453,718     17,615,173
                           -----------   -----------   ------------  ------------  -----------    -----------
Change in net assets.....    9,048,259     5,771,368     32,666,629    45,402,768   13,917,559     17,245,434
Net Assets:
 Beginning of period.....   33,339,376    27,568,008    104,309,497    58,906,729   17,245,434             --
                           -----------   -----------   ------------  ------------  -----------    -----------
 End of period...........  $42,387,635   $33,339,376   $136,976,126  $104,309,497  $31,162,993    $17,245,434
                           ===========   ===========   ============  ============  ===========    ===========
Share Transactions:
 Issued..................      976,210       727,038      2,319,601     2,086,508      860,904      1,635,650
 Reinvested..............      105,231        72,532        687,391       626,203        8,374          2,351
 Redeemed................     (243,888)     (270,306)      (687,305)     (415,821)    (105,160)       (14,210)
                           -----------   -----------   ------------  ------------  -----------    -----------
Change in shares.........      837,553       529,264      2,319,687     2,296,890      764,118      1,623,791
                           ===========   ===========   ============  ============  ===========    ===========

-------
(a) Period from commencement of operations.

                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS
Intermediate Income Fund

                       Schedule of Portfolio Investments
                               December 31, 1998

 Principal                                                            Market
  Amount                                                               Value
 --------- ------------------------------------------------------   -----------
 Asset Backed Securities (1.3%)
   250,000 American Express Master Trust, Series 1994-3, Class A,
            7.85%, 8/15/05.......................................   $   278,067
   250,000 Circuit City Credit Card Master Trust, Series 1994-2,
            Class A, 8.00%, 11/15/03.............................       255,783
                                                                    -----------
  Total Asset Backed Securities (Cost $496,641)                         533,850
                                                                    -----------
 Collateralized Mortgage Obligations (4.8%)
   130,444 Federal Home Loan Mortgage Corp., Series 32, Class D,
            7.50%, 10/25/04......................................       130,230
   351,000 Federal National Mortgage Assoc., Series 1996-M6,
            Class G, 7.75%, 9/17/23, ACES........................       369,208
   550,000 Federal National Mortgage Assoc., Series 1997-M4,
            Class C, 7.30%, 8/17/18, ACES........................       581,281
   403,944 Small Business Investment Companies, Series 1995-P10C,
            Class 1, 6.00%, 9/25/18..............................       441,562
   500,000 Vendee Mortgage Trust, Series 1993-2, Class I, 6.75%,
            3/15/06..............................................       505,650
                                                                    -----------
  Total Collateralized Mortgage Obligations  (Cost $1,909,358)        2,027,931
                                                                    -----------
 Corporate Bonds (51.9%)
 Banks (3.4%)
   500,000 Banc One Corp., 7.25%, 8/1/02.........................       530,000
   350,000 NationsBank Corp., 7.00%, 9/15/01.....................       364,000
   500,000 Swiss Bank Corp.-New York, 7.38%, 6/15/17.............       535,000
                                                                    -----------
                                                                      1,429,000
                                                                    -----------
 Brokerage Services (1.3%)
   500,000 Morgan Stanley, Dean, Witter, Discover & Co., 9.38%,
            6/15/01..............................................       543,750
                                                                    -----------
 Chemicals--General (1.2%)
   500,000 Witco Corp., 6.60%, 4/1/03............................       512,500
                                                                    -----------
 Financial Services (3.5%)
   500,000 Crown Cork & Seal Financial PLC, 7.00%, 12/15/06......       527,499
   500,000 Equifax, Inc., 6.90%, 7/1/28..........................       518,125
   162,500 Export Funding Trust, Series 1994-A, Class A, 7.89%,
            2/15/05..............................................       175,926

 Principal                                                            Market
  Amount                                                               Value
 --------- ------------------------------------------------------   -----------
 Corporate Bonds, continued:
 Financial Services, continued:
   250,000 Golden West Financial Corp., 10.25%, 12/1/00..........   $   271,563
                                                                    -----------
                                                                      1,493,113
                                                                    -----------
 Food Distributors & Wholesalers (1.4%)
   250,000 Secured Finance, Inc.--Kroger, 9.05%, 12/15/04........       297,500
   260,000 SUPERVALU, Inc., 7.80%, 11/15/02......................       281,125
                                                                    -----------
                                                                        578,625
                                                                    -----------
 Food Products (3.6%)
   500,000 Dean Foods Co., 6.90%, 10/15/17.......................       518,125
   500,000 H.J. Heinz Co., 7.50%, 4/26/00........................       513,050
   500,000 Sara Lee Corp., 5.75%, 9/3/03.........................       508,125
                                                                    -----------
                                                                      1,539,300
                                                                    -----------
 Forest Products--Lumber & Paper (3.0%)
   250,000 Westvaco Corp., 10.25%, 7/1/18, Callable 7/1/98 @
            105.13...............................................       263,125
 1,000,000 Weyerhaeuser Co., 6.95%, 8/1/17.......................     1,002,500
                                                                    -----------
                                                                      1,265,625
                                                                    -----------
 Governments (Foreign) (1.3%)
   500,000 Province of Quebec, Series NJ, 7.50%, 7/15/23.........       567,500
                                                                    -----------
 Heavy Machinery (0.7%)
   250,000 John Deere Capital Corp., 8.63%, 8/1/19, Callable
            8/1/04 @ 100.........................................       282,813
                                                                    -----------
 Industrial Goods & Services (7.1%)
 1,000,000 American Greetings, 6.10%, 8/1/28.....................     1,025,000
 1,000,000 Boston Scientific Corp., 6.63%, 3/15/05...............       943,750
 1,000,000 Masco Corp., 7.13%, 8/15/13...........................     1,062,499
                                                                    -----------
                                                                      3,031,249
                                                                    -----------
 Insurance (3.6%)
   250,000 Allstate Corp., 6.75%, 6/15/03........................       260,625
    55,000 Chubb Corp., 8.75%, 11/15/99..........................        56,678
   250,000 Harleysville Group, Inc., 6.75%, 11/15/03.............       259,688
   400,000 Protective Life Corp., 7.95%, 7/1/04..................       439,500
   500,000 W.R. Berkley Corp., 6.25%, 1/15/06....................       497,499
                                                                    -----------
                                                                      1,513,990
                                                                    -----------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
Intermediate Income Fund

                  Schedule of Portfolio Investments, Continued
                               December 31, 1998

 Principal                                                            Market
  Amount                                                               Value
 --------- ------------------------------------------------------   -----------
 Corporate Bonds, continued:
 Metals--Fabrication (1.2%)
   500,000 Worthington Industries, Inc., 7.13%, 5/15/06..........   $   527,500
                                                                    -----------
 Oil & Gas Exploration, Production & Services (1.3%)
   250,000 Burlington Resources, Inc., 9.63%, 6/15/00............       265,313
   250,000 Louisiana Land & Exploration Co., 8.25%, 6/15/02......       267,812
                                                                    -----------
                                                                        533,125
                                                                    -----------
 Oil & Gas Transmission (4.0%)
   250,000 El Paso Natural Gas Co., 9.45%, 9/1/99................       256,250
   250,000 Equitable Resources, Inc., 7.50%, 7/1/99..............       252,500
   100,000 Questar Pipeline Co., 9.88%, 6/1/20, Callable 6/1/00 @
            104.67...............................................       109,500
   500,000 Sonat, Inc., 6.88%, 6/1/05............................       533,749
   500,000 Tennessee Gas Pipeline Co., 7.50%, 4/1/17.............       533,125
                                                                    -----------
                                                                      1,685,124
                                                                    -----------
 Railroads (0.6%)
   250,000 Conrail, Inc., 9.75%, 6/1/00..........................       265,313
                                                                    -----------
 Retail--Department Stores (2.7%)
   300,000 Dayton Hudson Co., 8.50%, 12/1/22, Callable 12/1/02 @
            103.75...............................................       338,625
   250,000 Kohl's Corp., 6.70%, 2/1/06...........................       261,250
   500,000 ShopKo Stores, Inc., 8.50%, 3/15/02...................       533,750
                                                                    -----------
                                                                      1,133,625
                                                                    -----------
 Textile Manufacturing (0.6%)
   250,000 VF Corp., 7.60%, 4/1/04, Callable 4/1/01 @ 100........       274,688
                                                                    -----------
 Transportation Services (2.2%)
   250,000 GATX Corp., 8.63%, 12/1/04............................       287,500
   600,000 Union Tank Car Co., 7.13%, 2/1/07.....................       656,250
                                                                    -----------
                                                                        943,750
                                                                    -----------
 Utilities--Natural Gas (1.3%)
   500,000 Michigan Consolidated Gas Co., 8.25%, 5/1/14..........       570,625
                                                                    -----------

 Principal                                                            Market
  Amount                                                               Value
 --------- ------------------------------------------------------   -----------
 Corporate Bonds, continued:
 Utilities--Electric (3.0%)
   250,000 Potomac Electric Power Co., 5.00%, 9/1/02, Callable
            9/1/99 @ 95.644......................................   $   241,563
 1,000,000 PSI Energy, Inc., 6.50%, 8/1/05.......................     1,040,000
                                                                    -----------
                                                                      1,281,563
                                                                    -----------
 Utilities--Telecommunications (4.9%)
   500,000 Ameritech Capital Funding Corp., 6.13%, 10/15/01......       512,500
   250,000 Ameritech Capital Funding Corp., 5.95%, 1/15/38,
            Putable 1/15/05 @ 100................................       257,188
   500,000 Frontier Corp., 6.00%, 10/15/03.......................       503,750
   250,000 Northwestern Bell Telephone Co., 9.50%, 5/1/00........       263,125
   500,000 U.S. West Communications, Inc., 9.50%, 5/1/00.........       526,874
                                                                    -----------
                                                                      2,063,437
                                                                    -----------
  Total Corporate Bonds (Cost $21,353,807)                           22,036,215
                                                                    -----------
 Medium Term Notes (2.5%)
 Financial Services (0.6%)
   250,000 Capital Holding Corp., Series B, 9.27%, 5/7/01........       271,875
                                                                    -----------
 Food Products (0.6%)
   250,000 International Multifoods Corp., Series A, 6.71%,
            10/5/00..............................................       254,688
                                                                    -----------
 Utilities--Natural Gas (0.7%)
   250,000 UGI Utilities, Inc., Series B, 7.17%, 6/15/07.........       276,875
                                                                    -----------
 Utilities--Electric (0.6%)
   250,000 Kentucky Power Co., 6.65%, 5/1/03.....................       255,000
                                                                    -----------
  Total Medium Term Notes (Cost $1,007,172)                           1,058,438
                                                                    -----------
 U.S. Government Agencies (39.7%)
 Federal Home Loan Bank (4.3%)
 1,000,000 5.89%, 6/30/08........................................     1,039,760
   750,000 5.80%, 9/2/08.........................................       775,140
                                                                    -----------
                                                                      1,814,900
                                                                    -----------
 Federal Home Loan Mortgage Corp. (11.0%)
 1,250,000 4.50%, 1/4/99.........................................     1,250,000
   103,733 6.50%, 12/1/99........................................       104,993

                                   Continued

MMA PRAXIS MUTUAL FUNDS
Intermediate Income Fund

                  Schedule of Portfolio Investments, Continued
                               December 31, 1998

 Principal                                                             Market
  Amount                                                                Value
 --------- -------------------------------------------------------   -----------
 U.S. Government Agencies, continued:
 Federal Home Loan Mortgage Corp., continued:
   500,000 0.25%, 1/20/99.........................................   $   502,422
   500,000 6.10%, 9/18/00.........................................       509,740
   500,000 5.63%, 9/5/01..........................................       509,115
   375,911 7.00%, 11/1/07.........................................       383,662
   500,000 6.50%, 3/25/13 CMO.....................................       499,371
   452,972 6.50%, 11/1/15.........................................       456,333
   437,805 6.50%, 3/1/18..........................................       440,642
                                                                     -----------
                                                                       4,656,278
                                                                     -----------
 Federal National Mortgage Assoc. (19.4%)
   500,000 6.18%, 3/15/01.........................................       513,240
   500,000 6.45%, 4/23/01.........................................       516,745
 1,000,000 6.58%, 10/2/01.........................................     1,042,810
   490,072 6.47%, 12/1/01.........................................       498,679
   500,000 6.41%, 2/6/02..........................................       519,770
   500,000 6.25%, 7/25/04.........................................       499,925
   450,000 7.38%, 9/1/06..........................................       478,400
   993,163 6.24%, 4/1/08..........................................     1,029,869
   491,217 7.45%, 10/1/11.........................................       543,542
   949,051 6.50%, 5/1/18..........................................       955,239
   746,377 6.50%, 6/1/18..........................................       751,251
   900,000 5.63%, 4/17/28.........................................       882,810
                                                                     -----------
                                                                       8,232,280
                                                                     -----------

 Principal                                                            Market
  Amount                                                               Value
 --------- ------------------------------------------------------   -----------
 U.S. Government Agencies, continued:
 Government National Mortgage Assoc. (4.7%)
  344,216  6.50%, 11/15/10.......................................   $   353,768
  295,937  7.50%, 2/15/23........................................       315,252
  831,821  6.00%, 12/20/27.......................................       845,854
  492,939  6.00%, 5/20/28........................................       486,679
                                                                    -----------
                                                                      2,001,553
                                                                    -----------
 Small Business Administration (0.3%)
  108,995  6.25%, 9/25/18, Pool #502410..........................       109,540
                                                                    -----------
  Total U.S. Government Agencies
    (Cost $16,564,509)                                               16,814,551
                                                                    -----------
  Total Investments (Cost $41,331,487)
   (a)--100.2%                                                       42,470,985
  Liabilities in excess of other assets--(0.2)%                         (83,350)
                                                                    -----------
  Total Net Assets--100.0%                                          $42,387,635
                                                                    ===========

---------
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized
   appreciation.......... $1,238,459
   Unrealized
   depreciation..........    (98,961)
                          ----------
   Net unrealized
   appreciation.......... $1,139,498
                          ==========

ACES--Automatic Common Exchange Securities
CMO--Collateralized Mortgage Obligation
PLC--Public Liability Co.

                       See notes to financial statements

MMA PRAXIS MUTUAL FUNDS
Growth Fund

                       Schedule of Portfolio Investments
                               December 31, 1998

 Shares or
 Principal                                                             Market
  Amount                                                               Value
 --------- ------------------------------------------------------   ------------
 Common Stocks (96.8%)
 Automotive Parts (2.4%)
   165,000 Wabash National Corp..................................   $  3,351,563
                                                                    ------------
 Banks (3.6%)
    32,400 Bank One Corp.........................................      1,654,425
    52,000 KeyCorp...............................................      1,664,000
    40,000 Wells Fargo Company...................................      1,597,500
                                                                    ------------
                                                                       4,915,925
                                                                    ------------
 Beverages (2.2%)
    73,000 PepsiCo, Inc..........................................      2,988,438
                                                                    ------------
 Building Materials (3.0%)
    62,000 Fastenal Co...........................................      2,728,000
    50,000 Masco Corp............................................      1,437,500
                                                                    ------------
                                                                       4,165,500
                                                                    ------------
 Chemicals--General (5.4%)
    66,000 Air Products & Chemicals, Inc.........................      2,640,000
    50,000 Morton International, Inc.............................      1,225,000
   120,000 Sigma-Aldrich Corp....................................      3,525,000
                                                                    ------------
                                                                       7,390,000
                                                                    ------------
 Computers & Peripherals (7.8%)
    20,000 Cisco Systems, Inc. (b)...............................      1,856,250
    50,000 Compaq Computer Corp..................................      2,096,875
    61,600 Hewlett-Packard Co....................................      4,208,049
    20,000 Intel Corp............................................      2,371,250
                                                                    ------------
                                                                      10,532,424
                                                                    ------------
 Consumer Goods & Services (1.5%)
    22,000 Procter & Gamble Co...................................      2,008,875
                                                                    ------------
 Containers--Metal, Glass, Paper, Plastic (1.0%)
    45,000 Sonoco Products Co....................................      1,333,125
                                                                    ------------
 Cosmetics & Toiletries (1.9%)
    55,000 Gillette Co...........................................      2,657,188
                                                                    ------------
 Electronic & Electrical--General (2.5%)
    80,000 Thomas & Betts Corp...................................      3,465,000
                                                                    ------------
 Environmental Control (1.7%)
    78,100 Ionics, Inc. (b)......................................      2,338,119
                                                                    ------------
 Financial Services (4.7%)
    42,000 Fannie Mae............................................      3,108,000
    51,600 Freddie Mac...........................................      3,324,975
                                                                    ------------
                                                                       6,432,975
                                                                    ------------

 Shares or
 Principal                                                             Market
  Amount                                                               Value
 --------- ------------------------------------------------------   ------------
 Common Stocks, continued
 Food Distributors & Wholesalers (1.4%)
    70,000 Sysco Corp............................................   $  1,920,625
                                                                    ------------
 Food Products (3.0%)
    50,000 Kellogg Co............................................      1,706,250
    86,000 Sara Lee Corp.........................................      2,424,125
                                                                    ------------
                                                                       4,130,375
                                                                    ------------
 Home Decoration Products (1.5%)
    50,000 Newell Co.............................................      2,062,500
                                                                    ------------
 Insurance (4.1%)
    90,000 Allstate..............................................      3,476,250
    33,000 Chubb Corp............................................      2,140,875
                                                                    ------------
                                                                       5,617,125
                                                                    ------------
 Leisure--Recreation (0.8%)
   105,000 Callaway Golf Co......................................      1,076,250
                                                                    ------------
 Medical Supplies (7.3%)
    36,000 Biomet, Inc...........................................      1,449,000
   180,000 Boston Scientific Corp. (b)...........................      4,826,249
    25,000 Johnson & Johnson, Inc................................      2,096,875
    57,000 St. Jude Medical, Inc. (b)............................      1,578,188
                                                                    ------------
                                                                       9,950,312
                                                                    ------------
 Newspapers (3.6%)
    50,000 Central Newspapers, Inc...............................      3,571,875
    21,900 Gannett Co., Inc......................................      1,412,550
                                                                    ------------
                                                                       4,984,425
                                                                    ------------
 Office Equipment & Service (5.0%)
    35,000 Pitney Bowes, Inc.....................................      2,312,188
    38,000 Xerox Corp............................................      4,484,000
                                                                    ------------
                                                                       6,796,188
                                                                    ------------
 Oil & Gas Exploration, Production & Services (4.2%)
   150,000 Global Marine, Inc. (b)...............................      1,378,125
   100,000 The Williams Cos., Inc................................      3,118,750
    45,000 Transocean Offshore, Inc..............................      1,206,563
                                                                    ------------
                                                                       5,703,438
                                                                    ------------
 Oil & Gas Transmission (0.9%)
    36,200 El Paso Energy Corp...................................      1,260,213
                                                                    ------------
 Oilfield Services & Equipment (1.4%)
   125,000 Petroleum Geo-Services, Sponsored ADR (b).............      1,968,750
                                                                    ------------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
Growth Fund

                 Schedule of Portfolio Investments, Continued
                               December 31, 1998

 Shares or
 Principal                                                             Market
  Amount                                                               Value
 --------- ------------------------------------------------------   ------------
 Common Stocks, continued
 Pharmaceuticals (6.4%)
    20,000 ALZA Corp. (b)........................................   $  1,045,000
    17,000 Amgen, Inc. (b).......................................      1,777,563
    10,000 Bristol-Myers Squibb Co...............................      1,338,125
    18,000 Merck & Co., Inc......................................      2,658,374
    25,000 Warner-Lambert Co.....................................      1,879,687
                                                                    ------------
                                                                       8,698,749
                                                                    ------------
 Precision Instruments & Related (1.4%)
    53,000 Dionex Corp. (b)......................................      1,941,125
                                                                    ------------
 Retail (1.2%)
    32,000 Lowe's Cos., Inc......................................      1,638,000
                                                                    ------------
 Retail--Department Stores (1.0%)
    25,000 Dayton Hudson Corp....................................      1,356,250
                                                                    ------------
 Software & Computer Services (2.5%)
   110,000 First Data Corp.......................................      3,485,625
                                                                    ------------
 Technology (1.0%)
    33,000 Applied Materials, Inc. (b)...........................      1,408,688
                                                                    ------------
 Telecommunications (6.8%)
    25,000 AT&T Corp.............................................      1,881,250
    45,000 Bell Atlantic Corp....................................      2,385,000
    30,000 MCI Worldcom, Inc. (b)................................      2,152,500
    55,000 SBC Communications, Inc...............................      2,949,374
                                                                    ------------
                                                                       9,368,124
                                                                    ------------

 Shares or
 Principal                                                             Market
  Amount                                                               Value
 --------- ------------------------------------------------------   ------------
 Common Stocks, continued
 Telecommunications--Services & Equipment (1.5%)
    30,000 Tellabs, Inc. (b).....................................   $  2,056,875
                                                                    ------------
 Utilities--Natural Gas (0.9%)
    62,000 MCN Energy Group, Inc.................................      1,181,875
                                                                    ------------
 Water Treatment System (3.2%)
   190,000 United States Filter Corp. (b)........................      4,346,250
                                                                    ------------
  Total Common Stocks (Cost $119,278,709)                            132,530,894
                                                                    ------------
 Preferred Stocks (0.5%)
 Automotive Parts (0.5%)
    30,000 Dura Automotive Systems, 7.50%, 3/31/28...............        742,500
                                                                    ------------
  Total Preferred Stocks (Cost $750,000)                                 742,500
                                                                    ------------
 U.S. Government Agencies (2.6%)
 Federal Home Loan Mortgage Corp. (2.6%)
 3,625,000 4.50%, 1/4/99.........................................      3,625,000
                                                                    ------------
  Total U.S. Government Agencies
   (Cost $3,623,641)                                                   3,625,000
                                                                    ------------
  Total Investments
  (Cost $123,652,350) (a)--99.9%                                     136,898,394
  Other assets in excess of liabilities--0.1%                             77,732
                                                                    ------------
  Total Net Assets--100.0%                                          $136,976,126
                                                                    ============

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $302,288. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

   Unrealized
   appreciation......... $20,209,104
   Unrealized
   depreciation.........  (7,265,348)
                         -----------
   Net unrealized
   appreciation......... $12,943,756
                         ===========

(b) Represents non-income producing securities.

ADR--American Depository Receipt

                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS
International Fund

                       Schedule of Portfolio Investments
                               December 31, 1998

 Shares or
 Principal                                                             Market
  Amount                                                                Value
 --------- -------------------------------------------------------   -----------
 Commercial Paper (4.8%)
 United States (4.8%)
 Financial Services (4.8%)
 1,500,000 R.R. Donnelley, 5.10%, 1/4/99..........................   $ 1,499,363
                                                                     -----------
  Total Commercial Paper (Cost $1,499,363)                             1,499,363
                                                                     -----------
 Common Stocks (95.5%)
 Australia (1.0%)
 Banks (1.0%)
    46,182 Australia & New Zealand Banking Group..................       302,524
                                                                     -----------
 Beverages (0.0%)
     2,938 Coca-Cola Amatil Ltd...................................        10,956
                                                                     -----------
                                                                         313,480
                                                                     -----------
 Canada (1.5%)
 Telecommunications (1.5%)
    12,000 BCE, Inc...............................................       451,970
                                                                     -----------
 France (12.7%)
 Automotive (2.2%)
    15,236 Renault SA.............................................       684,610
                                                                     -----------
 Automotive Parts (2.1%)
     8,111 Valeo SA...............................................       639,470
                                                                     -----------
 Diversified (2.5%)
     3,000 Vivendi................................................       778,732
                                                                     -----------
 Electronic & Electrical--General (2.1%)
    10,967 Schneider SA...........................................       665,558
                                                                     -----------
 Machinery & Engineering (0.4%)
     1,373 Sidel SA...............................................       116,506
                                                                     -----------
 Utilities--Water (3.4%)
     5,281 Suez Lyonnaise des Eaux................................     1,085,317
                                                                     -----------
                                                                       3,970,193
                                                                     -----------
 Germany (2.9%)
 Machinery & Engineering (2.9%)
     7,930 Mannesmann AG..........................................       909,401
                                                                     -----------
 Greece (0.4%)
 Telecommunications (0.4%)
     4,160 Hellenic Telecommunication Organization SA.............       110,669
                                                                     -----------

 Shares or
 Principal                                                             Market
  Amount                                                                Value
 --------- -------------------------------------------------------   -----------
 Common Stocks, continued
 Hong Kong (1.9%)
 Real Estate (1.9%)
    43,000 Cheung Kong (Holdings) Ltd.............................   $   309,442
    41,000 Hutchison Whampoa Ltd..................................       289,756
                                                                     -----------
                                                                         599,198
                                                                     -----------
 Italy (11.4%)
 Banks (5.1%)
   199,211 Banca Di Roma (b)......................................       338,282
    95,917 Banca Nazionale de Lavoro (b)..........................       287,653
     9,498 Banca Popolare De Bergamo..............................       230,985
   118,179 Credito Italiano SpA (b)...............................       702,025
                                                                     -----------
                                                                       1,558,945
                                                                     -----------
 Radio & Television (2.3%)
    89,661 Mediaset SpA...........................................       728,645
                                                                     -----------
 Telecommunications (4.0%)
    72,509 Olivetti SpA (b).......................................       252,853
   117,209 Telecom Italia SpA.....................................     1,002,277
                                                                     -----------
                                                                       1,255,130
                                                                     -----------
                                                                       3,542,720
                                                                     -----------
 Japan (16.3%)
 Automotive Parts (1.5%)
    26,000 Denso Corp.............................................       481,752
                                                                     -----------
 Brokerage Services (0.5%)
    17,000 Nomura Securities Co. Ltd..............................       148,453
                                                                     -----------
 Drugs (1.6%)
    13,000 Takeda Chemical Industries.............................       501,345
                                                                     -----------
 Electronic & Electrical--General (3.7%)
    27,000 Matsushita Electric Industrial Company, Ltd............       478,498
     7,000 Murata Manufacturing Co. Ltd...........................       291,055
     4,000 Rohm Co. Ltd...........................................       364,905
                                                                     -----------
                                                                       1,134,458
                                                                     -----------
 Financial Services (1.3%)
   105,000 Sakura Bank Ltd........................................       241,098
       100 Shohkoh Fund & Co. Ltd.................................        32,270
     1,900 Takefuji Corp..........................................       138,967
                                                                     -----------
                                                                         412,335
                                                                     -----------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
International Fund

                  Schedule of Portfolio Investments, Continued
                               December 31, 1998

 Shares or
 Principal                                                            Market
  Amount                                                               Value
 --------- ------------------------------------------------------   -----------
 Common Stocks, continued
 Food Distributors, Supermarkets & Wholesalers (1.6%)
     7,000 Yokado Co. Ltd........................................   $   490,263
                                                                    -----------
 Office Equipment (1.1%)
    16,000 Canon, Inc............................................       342,563
                                                                    -----------
 Telecommunications (3.4%)
        26 NTT Mobile Communication Network, Inc.................     1,071,841
                                                                    -----------
 Utilities--Telecommunications (1.6%)
        64 Nippon Telegraph & Telephone Corp.....................       494,767
                                                                    -----------
                                                                      5,077,777
                                                                    -----------
 Mexico (0.7%)
 Utilities--Telecommunications (0.7%)
     4,392 Telefonos de Mexico SA, Sponsored ADR, Class L........       213,836
                                                                    -----------
 Netherlands (10.4%)
 Banks (1.2%)
     5,978 ING Groep N.V.........................................       364,732
                                                                    -----------
 Food Distributors, Supermarkets & Wholesalers (1.0%)
    11,780 Laurus NV.............................................       297,534
                                                                    -----------
 Human Resources (0.0%)
         1 Vedior................................................            20
                                                                    -----------
 Publishing (3.0%)
    24,627 Verenigde Nederlandse Uitgeversbedrijven Vererigd
            Bezit ...............................................       929,090
                                                                    -----------
 Retail (1.7%)
    21,770 Vendex NV.............................................       528,976
                                                                    -----------
 Utilities--Telecommunications (3.5%)
    22,524 Koninklijke KPN NV (b)................................     1,128,200
                                                                    -----------
                                                                      3,248,552
                                                                    -----------
 New Zealand (1.6%)
 Telecommunications (1.6%)
    53,379 Telecom Corporation of New Zealand Ltd................       117,021
    91,061 Telecom Corporation of New Zealand Ltd................       396,855
                                                                    -----------
                                                                        513,876
                                                                    -----------

 Shares or
 Principal                                                             Market
  Amount                                                                Value
 --------- -------------------------------------------------------   -----------
 Common Stocks, continued
 Portugal (1.5%)
 Telecommunications (1.5%)
    10,090 Portugal Telecom.......................................   $   462,637
                                                                     -----------
 Singapore (0.2%)
 Banks (0.2%)
     6,000 Development Bank Of Singapore Ltd......................        54,183
                                                                     -----------
 Spain (5.4%)
 Banks (3.4%)
    40,378 Argentaria SA..........................................     1,047,271
                                                                     -----------
 Telecommunications (0.0%)
    14,312 Telefonica SA..........................................        12,727
                                                                     -----------
 Utilities--Telecommunications (2.0%)
    14,312 Telefonica de Espana SA................................       637,362
                                                                     -----------
                                                                       1,697,360
                                                                     -----------
 Sweden (0.5%)
 Banks (0.2%)
     4,460 Skandinaviska Enskilda Banken..........................        47,046
                                                                     -----------
 Retail--Specialty Stores (0.3%)
     1,276 Hennes & Mauritz AB, Class B...........................       104,214
                                                                     -----------
                                                                         151,260
                                                                     -----------
 Switzerland (6.9%)
 Food Processing & Packaging (2.8%)
       400 Nestle SA..............................................       870,780
                                                                     -----------
 Pharmaceuticals (4.1%)
       337 Novartis AG............................................       662,476
        51 Roche Holding AG-Genussshein...........................       622,331
                                                                     -----------
                                                                       1,284,807
                                                                     -----------
                                                                       2,155,587
                                                                     -----------
 United Kingdom (19.6%)
 Automotive (1.6%)
   147,542 LucasVarity PLC........................................       492,188
                                                                     -----------
 Broadcasting/Cable (1.8%)
    72,418 British Sky Broadcasting Group PLC.....................       550,032
                                                                     -----------
 Chemicals--General (0.9%)
    31,520 Imperial Chemical Industries PLC.......................       273,228
                                                                     -----------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
International Fund

                 Schedule of Portfolio Investments, Continued
                               December 31, 1998

 Shares or
 Principal                                                             Market
  Amount                                                                Value
 --------- -------------------------------------------------------   -----------
 Common Stocks, continued
 United Kingdom, continued
 Food Distributors, Supermarkets & Wholesalers (5.1%)
   269,513 ASDA Group PLC.........................................   $   718,586
   130,600 Somerfield PLC.........................................       873,515
                                                                     -----------
                                                                       1,592,101
                                                                     -----------
 Pharmaceuticals (3.2%)
    28,691 Glaxo Wellcome PLC.....................................       983,840
                                                                     -----------
 Transportation (2.8%)
    33,527 Railtrack Group PLC....................................       876,338
                                                                     -----------
 Utilities--Telecommunications (4.2%)
    80,803 Vodafone Group PLC.....................................     1,309,445
                                                                     -----------
                                                                       6,077,172
                                                                     -----------

 Shares or
 Principal                                                            Market
  Amount                                                               Value
 --------- ------------------------------------------------------   -----------
 Common Stocks, continued
 United States (0.6%)
 Pharmaceuticals (0.6%)
    4,530  Gedeon Richter GDR (c)................................   $   193,056
                                                                    -----------
  Total Common Stocks (Cost $23,839,331)                             29,742,927
                                                                    -----------
  Total Investments
   (Cost $25,338,694) (a)--100.3%                                    31,242,290
  Liabilities in excess of other assets--(0.3)%                         (79,297)
                                                                    -----------
  Total Net Assets--100.0%                                          $31,162,993
                                                                    ===========

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of market to market adjustments for passive foreign investment companies of $448,595. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized
   appreciation.......... $6,287,367
   Unrealized
   depreciation..........   (832,366)
                          ----------
   Net unrealized
   appreciation.......... $5,455,001
                          ==========

(b) Represents non-income producing securities.
(c) 144a security which is restricted as to resale to institutional investors.
ADR--American Depository Receipt
PLC--Public Liability Co.
GDR--Global Depository Receipt

Foreign Currency Contracts

                                      Current
                          Contract    Value in   Appreciation/
                            Price   U.S. Dollars (Depreciation)   Delivery Date
                          --------- ------------ -------------- -----------------
Currency Sold:
 French Franc...........  $  5.5860  $   37,629    $    (242)   January 29, 1999
 French Franc...........     5.5860      12,297          (91)   January 29, 1999
 Japanese Yen...........   113.0709   2,264,067     (119,474)   February 26, 1999
                                                   ---------
Currency Purchased:
 New Zealand Dollar.....     1.8877     301,950        1,262    March 4, 1999
                                                   ---------
Net unrealized loss from
 foreign
 currency contracts.....                           $(118,545)
                                                   =========

                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                         Notes to Financial Statements
                               December 31, 1998
1. Organization:

 The MMA Praxis Mutual Funds (the "Company") is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated December 1, 1993, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company currently consists of the Intermediate Income Fund, the Growth Fund, and the International Fund (individually a "Fund", collectively "the Funds"). The Intermediate Income Fund and the Growth Fund commenced operations January 4, 1994 and the International Fund commenced operations April 1, 1997.

 The investment objective of the Intermediate Income Fund is to seek current income with capital appreciation as a secondary objective. Under normal market conditions, the Fund will invest substantially all, but in no event less than 65% of its total assets in fixed income securities. The investment objective of the Growth Fund is to seek capital appreciation with current income as a secondary objective. The Fund invests primarily in undervalued securities of medium to large capitalization companies. Under normal market conditions, the Growth Fund will invest substantially all, but in no event less than 65% of its total assets in equity securities. The investment objective of the International Fund is capital appreciation, with current income as a secondary objective. Under normal market conditions, this Fund will invest at least 65% of the value of its total assets in equity securities of foreign companies.

2. Significant Accounting Policies:

 The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  Securities Valuation:

  Securities are valued at market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation. The Funds use various independent pricing services to value most of their investments. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value.

  Securities Transactions and Related Income:

  Security transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date.

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                               December 31, 1998

  Foreign Currency Translation:

  The market value of investment securities, other assets and liabilities of the International Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized/unrealized gain
  (loss) from investments.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

  Forward Foreign Currency Contracts:

  The International Fund may enter into forward foreign currency exchange contracts for the purchase or sale of specific foreign currencies at a fixed price on a future date. Risks may arise upon entering these contracts for the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Fund will enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time the International Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  Dividends and Distributions:

  Dividends from net investment income are declared and paid monthly for the Intermediate Income Fund and declared and paid quarterly for the Growth Fund. Dividends from net investment income are declared and paid twice a year for the International Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

  The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                               December 31, 1998

  Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  As of December 31, 1998, the following reclassification have been made to increase (decrease) such accounts with offsetting adjustments made to additional paid-in-capital:

                               Accumulated       Accumulated Undistributed Net
                            Undistributed Net Realized Gain (Loss) on Investments
                            Investment Income  and Foreign Currency Transactions
                            ----------------- -----------------------------------
   Intermediate Income
   Fund....................      $   591                   $   (591)
   Growth Fund.............      $24,593                   $(24,593)
   International Fund......      $33,141                   $(33,141)

  Federal Income Taxes:

  It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company taxable and net capital gains to shareholders. Therefore, no federal income tax provision is required. (Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Fund will file for claims on foreign taxes withheld.)

  Organization Costs:

  Costs incurred by the Funds in connection with their organization and registration of shares have been deferred and are amortized using the straight-line method over a period of five years from the commencement of the public offering of shares of the Funds. In the event that any of the initial shares of the Funds are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organizational expenses of the Company in the same proportion as the number of said shares of the Fund being redeemed bears to the number of initial shares of that Fund that are outstanding at time of redemption.

  Other:

  Each Fund maintains a cash balance with its custodian and receives a reduction of their custody fees and expenses for the amounts of interest earned on such uninvested cash balance. For financial reporting purposes for the year ended December 31, 1998, custodian fees and expenses paid by third parties were $4,020 and $6,949 for the Intermediate Income Fund and the Growth Fund, respectively. There was no effect on net investment income. The Funds could have invested such cash amounts in an income producing asset if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.

  Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Company are prorated to the Funds on the basis of relative net assets.

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                               December 31, 1998

3. Purchases and Sales of Securities:

 Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1998 were as follows:

                                                       Purchases      Sales
                                                      ------------ ------------
  Intermediate Income Fund........................... $ 21,140,825 $ 12,205,026
  Growth Fund........................................ $128,798,540 $102,227,344
  International Fund................................. $ 17,124,084 $ 10,917,383

4. Related Party Transactions:

 Menno Insurance Service, Inc. doing business as MMA Capital Management, (the "Adviser") (a separate corporate entity controlled by Mennonite Mutual Aid, Inc.), provides investment advisory services to the Company. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows; 0.50% for the Intermediate Income Fund, 0.74% for the Growth Fund and 0.90% for the International Fund. Oechsle International Advisors, L.P., Boston, Massachusetts serves as the sub-adviser to the International Fund.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc.

 BISYS serves the Company as administrator. Under the terms of the administration agreement, BISYS receives fees that are computed daily at an annual rate of 0.15% of a Fund's average net assets, with an annual minimum of $50,000 until a Fund's net assets reach $50 million. Upon reaching $50 million the fee will be calculated at an annual rate of 0.10% of the funds daily net assets.

 BISYS also serves as Fund distributor. BISYS receives fees for providing distribution services under the Distribution Service Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. Under the Plan, each Fund pays BISYS a fee not to exceed, on an annual basis, 1.00% of the average daily net assets of each Fund for payments made to banks, broker/dealers and other institutions, including affiliates of the Adviser, and for expenses BISYS and any of its affiliates or subsidiaries incur for providing distribution or shareholder service assistance. These amounts include the payment of a service fee of up to 0.25% of the average daily net assets of each Fund.

 BISYS Ohio serves each Fund as transfer agent and fund accountant. For transfer agent services, BISYS Ohio is entitled to receive fees based upon the number of shareholders with a specified minimum per fund. For fund accounting services, BISYS Ohio is entitled to receive fees based on a percentage of the average daily net assets of each Fund. In addition, BISYS Ohio is reimbursed for certain out-of-pocket expenses incurred in providing such transfer agency and fund accounting services. For the year ended December 31, 1998, BISYS Ohio received fees of $113,554; $341,563; $122,896;
 from the Intermediate Income Fund, the Growth Fund, and the International Fund, respectfully, for these services.

 Certain officers of the Company are affiliated with BISYS and/or the Adviser. Such officers are not paid any fees directly by the Funds for serving as officers of the Company.

 Certain redemptions of shares made within 5 years of purchase are subject to contingent deferred sales charges ("CDSCs"). The applicable CDSC is equal to a percentage of the lesser of the net asset value per share ("NAV") at

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                               December 31, 1998

 the date of the original purchase or at the date of redemption. The sales charge will not be imposed on increases above the NAV at the time of purchase or shares purchased through the reinvestment of dividends from net investment income or capital gains. For the year ended December 31, 1998, the Distributor received approximately $1,356,753 from commissions earned on sales of shares of the Funds, all of which the Distributor reallowed to dealers of the Funds' shares.

 Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.

 Information regarding these transactions are as follows for the year ended December 31, 1998:

                                             Intermediate
                                                Income     Growth  International
                                                 Fund       Fund       Fund
                                             ------------ -------- -------------
 Investment advisory fee waivers............   $ 33,861   $     --   $ 19,238
 12b-1 fee waivers..........................   $357,538   $731,963   $217,110
 Shareholder services fee waivers...........   $ 86,822   $280,674   $ 56,260

5. Federal Income Tax Information (Unaudited):

 Capital Loss Carryforward:

 At December 31, 1998 the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations:

                                                                Amount   Expires
                                                              ---------- -------
  International Fund......................................... $1,184,219  2006

 To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

 Long Term Capital Gains Distributions:

 During the fiscal year ended December 31, 1998 the Funds declared long term capital gain distributions as follows:

                                                                     Long-Term
                                                                        20%
                                                                     ----------
  Intermediate Income Fund.......................................... $   50,614
  Growth Fund.......................................................  9,772,163

 Dividend Received Deduction:

 For corporate shareholders the following percentage of the total ordinary income distributions paid during the fiscal year ended December 31, 1998 qualify for the corporate dividends received deduction for the following funds:

                                                                      Percentage
                                                                      ----------
  Growth Fund........................................................   27.84%

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                               December 31, 1998

 Post October Loss Deferral:

 Capital (and foreign currency) losses incurred after October 31, within a Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer such capital losses (and foreign currency losses):

                                                                  Post-October
                                                   Post-October      Foreign
                                                  Capital Losses Currency Losses
                                                  -------------- ---------------
  International Fund.............................    $153,366        $66,951

MMA PRAXIS MUTUAL FUNDS

                             Financial Highlights

                                             Intermediate Income Fund
                         -------------------------------------------------------------------
                             Year          Year          Year          Year      January 4,
                            Ended         Ended         Ended         Ended       1994 to
                         December 31,  December 31,  December 31,  December 31, December 31,
                             1998          1997          1996          1995       1994 (a)
                         ------------  ------------  ------------  ------------ ------------
Net Asset Value,
 Beginning of Period....   $ 10.01       $  9.84       $ 10.17       $  9.14      $ 10.00
                           -------       -------       -------       -------      -------
Investment Activities
 Net investment income..      0.54          0.55          0.54          0.53         0.45
 Net realized and
  unrealized gains
  (losses) from
  investment
  transactions..........      0.17          0.17         (0.33)         1.03        (0.86)
                           -------       -------       -------       -------      -------
Total from Investment
Activities..............      0.71          0.72          0.21          1.56        (0.41)
                           -------       -------       -------       -------      -------
Distributions
 Net investment income..     (0.54)        (0.55)        (0.54)        (0.53)       (0.45)
 Net realized gains.....     (0.01)           --            --            --           --
                           -------       -------       -------       -------      -------
Total Distributions.....     (0.55)        (0.55)        (0.54)        (0.53)       (0.45)
                           -------       -------       -------       -------      -------
Net Asset Value, End of
Period..................   $ 10.17       $ 10.01       $  9.84       $ 10.17      $  9.14
                           =======       =======       =======       =======      =======
Total Return (excludes
 redemption charge).....      7.29%         7.60%         2.22%        17.47%       (4.09)%(b)
Ratios/Supplementary
Data:
 Net Assets at end of
  period (000)..........   $42,388       $33,339       $27,568       $23,470      $17,849
 Ratio of expenses to
  average net assets....      1.10%         1.10%         1.10%         1.10%        1.10%(c)
 Ratio of net investment
  income
  to average net assets.      5.37%         5.65%         5.50%         5.49%        4.96%(c)
 Ratio of expenses to
  average net assets*...      2.37%**       2.62%**       2.52%**       2.64%        2.83%(c)
 Ratio of net investment
  income
  to average net
  assets*...............      4.10%         4.15%         4.15%         3.95%        3.23%(c)
 Portfolio Turnover.....     33.89%        60.05%        30.25%        31.57%        4.95%

-------
* During the period certain expenses were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

** During the years ended December 31, 1998, 1997 and 1996 the Intermediate
   Income Fund received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                             Financial Highlights

                                                   Growth Fund
                         -------------------------------------------------------------------
                             Year          Year          Year          Year      January 4,
                            Ended         Ended         Ended         Ended       1994 to
                         December 31,  December 31,  December 31,  December 31, December 31,
                             1998          1997          1996          1995       1994 (a)
                         ------------  ------------  ------------  ------------ ------------
Net Asset Value,
Beginning of Period.....   $  15.72      $  13.57      $ 12.07       $  9.74      $ 10.00
                           --------      --------      -------       -------      -------
Investment Activities
 Net investment income
  (loss)................         --          0.04         0.07          0.10         0.09
 Net realized and
  unrealized gains
  (losses) from
  investment
  transactions..........       0.84          3.86         1.85          3.12        (0.07)
                           --------      --------      -------       -------      -------
Total from Investment
Activities..............       0.84          3.90         1.92          3.22         0.02
                           --------      --------      -------       -------      -------
Distributions
 Net investment income..         --         (0.04)       (0.07)        (0.10)       (0.09)
 Net realized gains.....      (1.27)        (1.71)       (0.35)        (0.79)       (0.19)
                           --------      --------      -------       -------      -------
Total Distributions.....      (1.27)        (1.75)       (0.42)        (0.89)       (0.28)
                           --------      --------      -------       -------      -------
Net Asset Value, End of
Period..................   $  15.29      $  15.72      $ 13.57       $ 12.07      $  9.74
                           ========      ========      =======       =======      =======
Total Return (excludes
 redemption charge).....       5.96%        29.15%       15.87%        33.32%        0.27%(b)
Ratios/Supplementary
Data:
 Net Assets at end of
  period (000)..........   $136,976      $104,309      $58,907       $30,906      $18,009
 Ratio of expenses to
  average net assets....       1.69%         1.72%        1.74%         1.75%        1.75%(c)
 Ratio of net investment
  income (loss) to
  average net assets....      (0.02)%        0.22%        0.61%         0.90%        1.02%(c)
 Ratio of expenses to
  average net assets*...       2.53%**       2.66%**      2.55%**       2.81%        3.25%(c)
 Ratio of net investment
  income (loss) to
  average net assets*...      (0.86)%       (0.71)%      (0.17)%       (0.16)%      (0.48)%(c)
 Portfolio Turnover.....      91.32%        53.26%       33.98%        48.91%       35.22%

-------
* During the period certain expenses were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.

** During the years ended December 31, 1998, 1997 and 1996 the Growth Fund received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                              Financial Highlights

                                                       International Fund
                                                   --------------------------
                                                       Year     April 1, 1997
                                                      Ended        through
                                                   December 31, December 31,
                                                       1998       1997 (a)
                                                   ------------ -------------
Net Asset Value, Beginning of Period..............   $ 10.62       $ 10.00
                                                     -------       -------
Investment Activities
 Net investment income (loss).....................     (0.02)        (0.05)
 Net realized and unrealized gains from investment
  transactions....................................      2.56          0.69
                                                     -------       -------
Total from Investment Activities..................      2.54          0.64
                                                     -------       -------
Distributions
 In excess of net investment income...............     (0.10)           --
 In excess of net realized gains..................     (0.01)        (0.02)
                                                     -------       -------
Total Distributions...............................     (0.11)        (0.02)
                                                     -------       -------
Net Asset Value, End of Period....................   $ 13.05       $ 10.62
                                                     =======       =======
Total Return (excludes redemption charge).........     23.98%         6.40%(b)
Ratios/Supplementary Data:
 Net Assets at end of period (000)................   $31,163       $17,245
 Ratio of expenses to average net assets..........      1.99%         2.00%(c)
 Ratio of net investment income (loss) to average
  net assets......................................     (0.32)%       (0.93)%(c)
 Ratio of expenses to average net assets*.........      3.19%         4.29%(c)
 Ratio of net investment income (loss) to average
  net assets*.....................................     (1.52)%       (3.21)%(c)
 Portfolio Turnover...............................     47.19%        51.46%

-------
* During the period certain expenses were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

                       See notes to financial statements.

  Investment Adviser
     MMA Capital
      Management
 Post Office Box 483
Goshen, Indiana 46527

   Investment Sub-
       Adviser
 (International Fund
        only)
 Oechsle International
    Advisers, L.P.
  One International
        Place
Boston, Massachusetts
        02110

  Administrator and
     Distributor
 BISYS Fund Services
  3435 Stelzer Road
 Columbus, Ohio 43219

    Legal Counsel
   Dechert Price &
        Rhoads
 1775 Eye Street, NW
 Washington, DC 20006

       Auditors
PricewaterhouseCoopers
        L.L.P.
100 East Broad Street
 Columbus, Ohio 43215

    Transfer Agent
 BISYS Fund Services
      Ohio, Inc.
  3435 Stelzer Road
 Columbus, Ohio 43219



Annual Report
for the year ended December 31, 1998

MMA Praxis Mutual Funds

Intermediate Income Fund
Growth Fund
International Fund
MMA PRAXIS LOGO

This report is for the
information of shareholders of
MMA Praxis Mutual Funds, but
it may also be used as sales
literature when preceded or
accompanied by the current
prospectus, which gives
details about charges,
expenses, investment
objectives, and operating
policies of the Funds. Read
the prospectus carefully
before investing or sending
money.

                                2/99
PRINTED WITH SOY INK
RECYCLED PAPER LOGO